Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Fund at a Glance as of December 31, 2001

“Sector weightings and security selection played the biggest roles in determining the fund’s performance during the period.”

Portfolio Management

Tim M. Stevenson, CFA Tenure: October 1999	Eric M. Teal Tenure: October 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	9/29/1999

Average Annual Returns

1 year	-8.11%

Since Portfolio Inception	0.02%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA Special Equity Fund returned -8.11% for the twelve-month period ended December 31, 2001, outperforming the Russell 2000 Growth Index, which returned -9.23% for the same period. We attribute the lag to a mix of sector weightings and security selection, as well as the fund’s natural bias toward both growth stocks with slightly larger capitalizations than the fund’s benchmark and strong price momentum characteristics. Stocks with these characteristics were out of favor with investors for much of the period, causing them to detract from performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$43,161,702

Number of Holdings	147

P/E Ratio	18.3x

What was the investment environment like over the past year?

Several factors drove the market’s activity. In the first half of 2001, investors tended to favor small and micro-capitalization stocks. Many of these stocks had fallen to depressed levels after the sell-off of high-flying, highly priced stocks in 2000. Stocks with the smallest capitalizations, lowest prices, poor price momentum and highest levels of risk rebounded the most in the year’s first half. Investors became more cautious during the summer months, however, shifting focus to an unexpectedly slow economy, a weak stock market and falling interest rates. Sentiment was particularly risk averse after the September 11 tragedy, with prices experiencing wide fluctuations in the period immediately following the attack. At that time, the prices of small capitalization stocks were extremely weak and that sector of the market demonstrated minimal trading liquidity. A renewed optimism captured market sentiment during the fourth quarter. Stock prices rose on expectations that continued low interest rates would strengthen the economy, giving a lift to corporate earnings. Progress in the war on terrorism also pushed prices higher. Investors implemented “buy” programs during short-term price pull-backs, despite historically high valuations and the absence of positive economic news.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Information Technology	21.5%

Healthcare	20.8%

Consumer Discretionary	16.9%

Industrials	12.1%

Financials	10.8%

What factors most influenced the fund’s performance?

Sector weightings and security selection played the biggest roles in determining the fund’s performance during the period. We underweighted technology, telecommunications and the financial sectors in the first half of 2001, which benefited returns. Specific stock selections within those sectors pushed the fund’s relative return higher in the period’s third quarter, but detracted from performance in the last three months of the year.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Portfolio Manager Interview

Our preference for slightly larger capitalization stocks in 2001 detracted from performance. During much of the period, market sentiment favored smaller capitalization stocks within each of the small, mid and large-capitalization sectors. Part of our ongoing philosophy is to emphasize stocks with strong price momentum characteristics. While these factors have contributed positively to the fund’s longer-term performance, they tended to detract from returns during the past year because of a bias in market sentiment.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Genesee & Wyoming, Inc.	1.8%

Mentor Graphics Corp.	1.3%

Photronic, Inc.	1.3%

Tetra Technologies, Inc.	1.3%

Overture Services, Inc.	1.2%

Genesis Microchip, Inc.	1.2%

Sicor, Inc.	1.2%

McAfee.com Corp.	1.2%

ATI Technologies, Inc.	1.1%

Numerical Technologies, Inc.	1.1%

What is your outlook over the next six months?

We remain committed to increasing the fund’s holdings in stocks and sectors that would benefit from an economic recovery, although we are proceeding cautiously. One sector we have added to is information technology. In our opinion, the sector has attractive growth prospects; however, we are building the position selectively because many of the stocks appear to be overpriced. We are focusing closely on corporate earnings as we head into the new year. We believe investors could take some profits if fourth quarter 2001 reports are disappointing; and also could adopt a “show-me” attitude about earnings growth in the first quarter of 2002.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999 (a)

Net asset value, beginning of period	$10.61	$11.84	$10.00

Income from investment operations

Net investment loss	(0.01)	(0.01)	0

Net realized and unrealized gains or losses on securities	(0.85)	(0.91)	1.88

Total from investment operations	(0.86)	(0.92)	1.88

Distributions to shareholders from net realized gains	0	(0.31)	(0.04)

Net asset value, end of period	$9.75	$10.61	$11.84

Total return*	(8.11%)	(8.34%)	18.87%

Ratios and supplemental data

Net assets, end of period (thousands)	$43,162	$20,905	$3,059

Ratios to average net assets
Expenses‡	1.03%	1.04%	1.03%†

Net investment loss	(0.21%)	(0.17%)	(0.07%)†

Portfolio turnover rate	160%	294%	104%

(a)For the period from September 29, 1999 (commencement of operations) to December 31, 1999.

*Total return does not reflect charges attributable to your insurance company’s separate account.

†Annualized.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 16.9%
Distributors - 1.9%
Black Box Corp. *	8,716	$460,902
Daisytek International Corp. *	13,338	175,661
SCP Pool Corp. *	6,677	183,284
819,847
Hotels, Restaurants & Leisure - 4.2%
Argosy Gaming Corp. *	10,421	338,891
Choice Hotels, Inc. *	18,347	406,386
Gtech Holdings, Corp. *	8,659	392,166
IHOP Corp. *	10,111	296,252
Ruby Tuesday, Inc.	18,835	388,566
1,822,261
Household Durables - 3.1%
Lennar Corp.	7,098	332,328
Matthews International Corp., Class A	15,596	383,350
Meritage Corp. *	6,117	313,802
Ryland Group, Inc.	4,565	334,158
1,363,638
Internet & Catalog Retail - 1.6%
1-800 FLOWERS.COM, Inc. *	25,510	397,956
Expedia, Inc. *	7,008	284,595
682,551
Leisure Equipment & Products - 0.9%
Activision, Inc. *	14,469	376,339
Multi-line Retail - 1.8%
99 Cents Only Stores *	8,876	338,175
Chico’s FAS, Inc. *	11,674	463,458
801,633
Specialty Retail - 1.7%
Foot Locker, Inc. *	5,932	92,836
Guitar Center, Inc. *	5,692	77,639
Suburban Propane Partners LP	5,323	139,356
Too, Inc. *	3,170	87,175
Tractor Supply Co. *	4,489	152,985
Wet Seal, Inc. *	7,352	173,140
723,131
Textiles & Apparel - 1.7%
Columbia Sportswear Co. *	10,821	360,339
K-Swiss, Inc., Class A	7,965	264,836
Vans, Inc. *	7,902	100,672
725,847
CONSUMER STAPLES - 4.3%
Beverages - 0.4%
Constellation Brands, Inc., Class A *	3,660	156,831
Food & Drug Retailing - 2.0%
D & K Healthcare Resources, Inc.	4,716	268,576
Nash-Finch Co.	10,374	322,631
Performance Food Group Co. *	7,956	279,813
871,020

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 0.4%
Fresh Del Monte Produce, Inc. *	11,737	$176,642
Personal Products - 0.8%
Dial Corp.	20,252	347,322
Tobacco - 0.7%
Dimon, Inc.	30,332	218,390
Schweitzer Mauduit International, Inc.	3,624	86,070
304,460
ENERGY - 3.1%
Energy Equipment & Services - 1.8%
Offshore Logistics, Inc. *	12,666	224,948
Tetra Technologies, Inc. *	26,382	552,703
777,651
Oil & Gas - 1.3%
AGL Resource, Inc.	12,022	276,746
Frontier Oil Corp.	10,422	173,422
XTO Energy, Inc.	5,399	94,483
544,651
FINANCIALS - 10.8%
Banks - 3.9%
Alabama National BanCorp.	9,322	314,245
BankAtlantic Bancorp, Inc.	9,697	89,018
BankUnited Financial Corp. *	6,277	93,213
Charter One Financial, Inc.	2,797	75,939
New York Community Bancorp, Inc.	8,304	189,913
Provident Bankshares Corp.	12,752	309,874
Staten Islands Bancorp, Inc.	24,252	395,550
Washington Federal, Inc.	8,562	220,728
1,688,480
Diversified Financials - 2.4%
American Home Mortgage Holdings, Inc.	6,883	83,284
Eaton Vance Corp.	9,986	355,002
IndyMac Bancorp, Inc. *	5,129	119,916
Investment Technology Group *	8,777	342,918
MAF Bancorp, Inc.	3,780	111,510
1,012,630
Insurance - 1.8%
Amerus Group Co.	3,421	122,609
Arthur J. Gallagher & Co.	3,293	113,575
Fidelity National Financial, Inc.	10,374	257,275
First American Financial Corp.	10,452	195,870
Hilb, Rogal & Hamilton Co.	1,633	91,530
780,859
Real Estate - 2.7%
Annaly Mortgage Management, Inc., REIT	21,243	339,888
Crossmann Communities, Inc.	10,413	343,629
La Quinta Properties, Inc. *	54,315	311,768
LNR Property Corp., REIT	5,611	174,951
1,170,236

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - 20.8%
Biotechnology - 2.8%
Sangstat Medical Corp. *	17,171	$337,239
Scios, Inc. *	16,160	384,123
Sicor, Inc. *	32,431	508,518
1,229,880
Health Care Equipment & Supplies - 4.3%
Biopure Corp. *	16,421	233,342
Cooper Companies, Inc.	6,418	320,772
Diagnostic Products Corp.	8,154	358,368
Respironics, Inc. *	12,437	430,818
Surmodics, Inc. *	5,029	183,357
Varian Medical Systems, Inc. *	4,680	333,497
1,860,154
Health Care Providers & Services - 11.6%
AdvancePCS *	5,743	168,557
Apria Healthcare Group, Inc. *	8,557	213,839
Caremark Rx, Inc. *	11,299	184,287
Cerner Corp. *	4,999	249,600
Coventry Health Care, Inc. *	16,577	330,711
Davita, Inc. *	14,711	359,684
Health Net, Inc. *	9,728	211,876
Henry Schein, Inc. *	10,675	395,295
Humana, Inc. *	26,710	314,911
Laboratory Corporation American Holdings Co. *	3,769	304,724
Matria Healthcare, Inc. *	6,542	226,549
Mid Atlantic Medical Services, Inc. *	12,145	275,692
MIM Corp. *	11,820	210,396
Pediatrix Medical Group, Inc. *	7,070	239,814
Pharmaceutical Product Development, Inc. *	12,251	395,830
Quovadx, Inc. *	35,729	326,920
Stericycle, Inc. *	6,743	410,514
Sunrise Assisted Living, Inc. *	6,161	179,347
4,998,546
Pharmaceuticals - 2.1%
aaiPharma, Inc. *	7,240	182,158
AmerisourceBergen Corp.	2,856	181,499
Perrigo Co. *	28,390	335,570
Taro Pharmaceutical Industries, Ltd. *	5,267	210,417
909,644
INDUSTRIALS - 12.1%
Aerospace & Defense - 3.1%
Alliant Techsystems, Inc. *	4,146	320,071
Aviall, Inc. *	33,001	249,158
Esco Technologies, Inc. *	12,369	426,607
Intermagnetics General Corp. *	12,545	324,915
1,320,751
Building Products - 1.3%
Aaon, Inc. *	15,395	376,716
Apogee Enterprises, Inc.	11,819	186,976
563,692

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 3.0%
Banta Corp.	9,565	$282,359
Metro One Telecomm, Inc. *	12,092	365,783
Sylvan Learning Systems, Inc. *	13,946	307,788
Talx Corp.	14,300	357,214
1,313,144
Construction & Engineering - 0.9%
TRC Companies, Inc. *	7,604	380,200
Machinery - 0.8%
Shaw Group, Inc. *	15,203	357,270
Road & Rail - 3.0%
Genesee & Wyoming, Inc., Class A *	24,000	783,600
Heartland Express, Inc. *	12,025	333,934
RailAmerica, Inc. *	11,875	171,713
1,289,247
INFORMATION TECHNOLOGY - 21.5%
Computers & Peripherals - 1.5%
Mercury Computer Systems, Inc. *	9,364	366,226
Scansource, Inc. *	6,249	297,453
663,679
Electronic Equipment & Instruments - 2.9%
BEI Technologies, Inc.	12,165	212,157
FLIR Systems, Inc. *	4,366	165,559
Itron, Inc. *	7,676	232,583
Mettler-Toledo International, Inc. *	5,854	303,530
Planar Systems, Inc. *	15,644	330,088
1,243,917
Internet Software & Services - 4.2%
Alloy, Inc. *	8,647	186,170
EarthLink, Inc. *	26,822	326,423
eFunds Corp. *	18,337	252,134
McAfee.com Corp. *	14,890	504,920
Overture Services, Inc. *	14,800	524,364
1,794,011
IT Consulting & Services - 0.9%
Perot Systems Corp. *	18,187	371,379
Semiconductor Equipment & Products - 7.7%
ATI Technologies, Inc. *	38,670	491,109
FEI Co. *	11,563	364,350
Genesis Microchip, Inc. *	7,738	511,637
Mentor Graphics Corp. *	23,973	565,044
Microsemi Corp. *	12,282	364,775
Numerical Technologies, Inc. *	13,887	488,822
Photronic, Inc. *	17,740	556,149
3,341,886

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 4.3%
ANSYS, Inc. *	12,785	$315,150
Autodesk, Inc.	9,266	345,344
Catapult Communications Corp. *	16,340	425,820
EPIQ Systems, Inc.*	6,373	123,318
MSC.Software Corp. *	20,303	316,727
THQ, Inc. *	6,640	321,841
1,848,200
MATERIALS - 3.4%
Chemicals - 1.8%
Airgas, Inc. *	16,093	243,326
Cabot Corp.	7,771	277,425
Lubrizol Corp.	3,894	136,640
OM Group, Inc.	2,019	133,638
791,029
Containers & Packaging - 0.8%
Pactiv Corp. *	18,651	331,055
Metals & Mining - 0.8%
Arch Coal, Inc.	11,588	263,048
Meridian Gold, Inc. *	8,619	89,034
352,082
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.0%
General Communication, Inc. *	11,256	96,014
Intrado, Inc. *	11,955	320,394
416,408
Wireless Telecommunications Services - 0.8%
Alamosa Holdings, Inc. *	29,916	356,898
UTILITIES - 3.2%
Electric Utilities - 0.6%
El Paso Electric Co. *	17,249	250,111
Gas Utilities - 2.6%
Cascade Natural Gas Corp.	17,831	393,173
Equitable Resources, Inc.	12,641	430,679
UGI Corp.	9,878	298,316
1,122,168
Total Common Stocks		42,251,380

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

SHORT-TERM INVESTMENTS - 4.5%
MUTUAL FUND SHARES - 4.5%
Evergreen Institutional Money Market Fund (o)	1,944,853	$1,944,853
Total Investments - (cost $39,434,618) - 102.4%		44,196,233
Other Assets and Liabilities - (2.4%)		(1,034,531)
Net Assets - 100.0%		$43,161,702

*Non-income producing security.

(o)The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
REIT Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$39,434,618
Net unrealized gains on securities	4,761,615

Market value of securities	44,196,233
Receivable for securities sold	41,007
Receivable for Fund shares sold	44,415
Dividends and interest receivable	34,971
Receivable from investment advisor	3,325

Total assets	44,319,951

Liabilities
Payable for securities purchased	1,151,860
Payable for Fund shares redeemed	3,234
Due to other related parties	238
Accrued expenses and other liabilities	2,917

Total liabilities	1,158,249

Net assets	$43,161,702

Net assets represented by
Paid-in capital	$46,798,997
Undistributed net investment income	4
Accumulated net realized losses on securities	(8,398,914)
Net unrealized gains on securities	4,761,615
Total net assets	$43,161,702

Shares outstanding	4,428,894

Net asset value per share	$9.75

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends	$191,749
Interest	36,628

Total investment income	228,377

Expenses
Advisory fee	266,885
Administrative services fees	29,009
Transfer agent fee	325
Trustees’ fees and expenses	581
Printing and postage expenses	14,392
Custodian fee	9,758
Professional fees	12,852
Interest expense	228
Other	69

Total expenses	334,099
Less: Expense reductions	(9,308)
Fee waivers	(34,471)

Net expenses	290,320

Net investment loss	(61,943)

Net realized and unrealized losses on securities
Net realized losses on securities	(6,307,962)

Net change in unrealized gains or losses on securities	4,915,264

Net realized and unrealized losses on securities	(1,392,698)

Net decrease in net assets resulting from operations	$(1,454,641)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment loss	$(61,943)	$(22,839)
Net realized losses on securities	(6,307,962)	(2,082,012)
Net change in unrealized gains or losses on securities	4,915,264	(365,061)

Net decrease in net assets resulting from operations	(1,454,641)	(2,469,912)

Distributions to shareholders from
Net realized gains	0	(210,459)

Capital share transactions
Proceeds from shares sold	41,936,567	46,567,639
Payment for shares redeemed	(18,225,381)	(26,220,353)
Net asset value of shares issued in reinvestment of distributions	0	179,559

Net increase in net assets resulting from capital share transactions	23,711,186	20,526,845

Total increase in net assets	22,256,545	17,846,474
Net assets
Beginning of period	20,905,157	3,058,683

End of period	$43,161,702	$20,905,157

Undistributed net investment income	$4	$4

Other Information:
Share increase (decrease)
Shares sold	4,407,219	3,775,831
Shares redeemed	(1,948,190)	(2,077,505)
Shares issued in reinvestment of distributions	0	13,301

Net increase in shares	2,459,029	1,711,627

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Special Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On May 11, 2001, the Fund’s Board of Trustees approved the transfer of the investment advisory contract with Meridian Investment Company to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by Wachovia Corporation (formerly, First Union Corporation) and neither the fees nor services were changed.

EIMC, an indirect, wholly owned subsidiary of Wachovia Corporation, is the investment advisor to the Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.92% of the average daily net assets of the Fund.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $34,471. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.12%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $69,279,218 and $45,936,877, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $39,953,439. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,423,043 and $1,180,249, respectively, with a net unrealized appreciation of $4,242,794.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $495,868 and $6,523,784, expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $860,441.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $9,308 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.03%.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements (continued)

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had average borrowings outstanding of $4,932 at a rate of 4.56% and paid interest of $228, which represents 0.00% of the Fund’s average net assets on an annualized basis.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Special Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Special Equity Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Special Equity Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560865 12/01